EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: Vanguard Index Funds
File Number: 811-2652
Registrant CIK Number: 0000036405


Items 72, 73 and 74

     Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72 through 74 completely, the Registrant has set forth in their entirety the complete responses to the indicated Items or Sub-Items below, in accordance with verbal instructions provided to the Registrant by the staff of the Commission on September 20, 2002, and September 23, 2002.


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


Series 1 SEC Identifier S000002839 500 Index Trust
Class 1 SEC Identifier C000007773
Class 2 SEC Identifier C000007774
Class 3 SEC Identifier C000035202
Class 4 SEC Identifier C000092055

Items 74A-75B

74A-$0
74C-$13,996
74F-$101,643,783
74I-$249,030
74J-$552,885
74L-$247,680
74N-$102,707,374
74O-$5,436
74P-$152,288
74R4-$699,826
74T-$101,849,824
75B-$104,694,938


Item 72DD

1. Total Income dividends for which record date passed during the period                                           $552,815
2. Dividends for a second class of open-end company shares                                                         $1,061,949
3. Dividends for a third class of open-end company shares                                                          $433,611
4. Dividends for a fourth class of open-end company shares                                                         $32,365

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $2.246
        2. Dividends from a second class of open-end company shares                                                 $2.390
        3. Dividends from a third class of open-end company shares                                                  $1.975
        4. Dividends from a fourth class of open-end company shares                                                 $1.186

Item 74

U)      1. Number of shares outstanding                                                                             224,244
        2. Number of shares outstanding for a second class of shares of open-end company shares                     448,425
        3. Number of shares outstanding for a third class of shares of open-end company shares                      225,742
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     41,169

V)      1. Net asset value per share (to the nearest cent)                                                          115.80
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                115.80
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 95.65
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                57.46


Series 2 SEC Identifier S000002841 Extended Market Index
Class 1 SEc Identifier C000007779
Class 2 SEC Identifier C000007780
Class 3 SEC Identifier C000007781
Class 4 SEC Identifier C000007782
Class 5 SEC Identifier C000035204
Class 6 SEC Identifier C000096110

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $27,422
2. Dividends for a second class of open-end company shares                                                          $56,649
3. Dividends for a third class of open-end company shares                                                           $65,814
4. Dividends for a fourth class of open-end company shares                                                          $13,071
5. Dividends for a fifth class of open-end company shares                                                           $20,443
6. Dividends for a sixth class of open-end company shares                                                           $11,696

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.382
        2. Dividends from a second class of open-end company shares                                                 $.448
        3. Dividends from a third class of open-end company shares                                                  $.457
        4. Dividends for a fourth class of open-end company shares                                                  $.590
        5. Dividends for a fifth class of open-end company shares                                                   $.382
	6. Dividends for a sixth class of open-end company shares                                                   $1.154


Item 74

U)      1. Number of shares outstanding                                                                             69,985
        2. Number of shares outstanding for a second class of shares of open-end company shares                     127,527
        3. Number of shares outstanding for a third class of shares of open-end company shares                      147,684
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     22,135
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                      53,662
	6. Number of shares outstanding for a sixth class of shares of open-end company shares                      13,457

V)      1. Net asset value per share (to the nearest cent)                                                          39.34
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                39.35
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 39.34
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                51.87
        5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)                 33.81
	6. Net asset value per share of a sixth class open-end company shares (to the nearest cent)                 97.10


Series 3 SEC Identifier S000002848 Total Stock Market Index
Class 1 SEC Identifier C000007805
Class 2 SEC Identifier C000007806
Class 3 SEc Identifier C000007807
Class 4 SEC Identifier C000007808
Class 5 SEC Identifier C000035211

Items 74A-75B

74A- $985
74C- $56,987
74E- $0
74F- $166,476,165
74I- $1,093,352
74J- $1,649
74L- $538,976
74N- $168,168,114
74O- $21,948
74P- $177,639
74R4-$683,506
74T- $167,285,021
75B- $161,541,018

Item 72DD

1. Total Income dividends for which record date passed during the period                                           $1,076,617
2. Dividends for a second class of open-end company shares                                                         $930,056
3. Dividends for a third class of open-end company shares                                                          $512,854
4. Dividends for a fourth class of open-end company shares                                                         $361,091
5. Dividends for a fifth class of open-end company shares							   $112,466

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.562
        2. Dividends from a second class of open-end company shares                                                 $0.599
        3. Dividends from a third class of open-end company shares                                                  $0.601
        4. Dividends for a fourth class of open-end company shares                                                  $1.233
	5. Dividends for a fifth class of open-end company shares						    $0.579

Item 74

U)      1. Number of shares outstanding    									  2,002,803
        2. Number of shares outstanding for a second class of shares of open-end company shares                   1,581,491
        3. Number of shares outstanding for a third class of shares of open-end company shares                    941,422
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   303,631
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			  203,029

V)      1. Net asset value per share (to the nearest cent)                                                  	  31.29
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	  31.30
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	  31.30
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	  64.29
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		  30.21

Series 4 SEC Identifier S000002840 Value Index
Class 1 SEC Identifier C000007775
Class 2 SEC Identifier C000007776
Class 3 SEC Identifier C000007777
Class 4 SEC Identifier C000007778
Class 5 SEC Identifier C000035203

Item 72DD

1. Total Income dividends for which record date passed during the period                                        $49,270
2. Dividends for a second class of open-end company shares                                                      $82,151
3. Dividends for a third class of open-end company shares                                                       $92,665
4. Dividends for a fourth class of open-end company shares                                                      $130,797
5. Dividends for a fifth class of open-end company shares					                $35,324

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                 $0.516
        2. Dividends from a second class of open-end company shares                                             $0.546
        3. Dividends from a third class of open-end company shares                                              $0.551
        4. Dividends for a fourth class of open-end company shares                                              $1.403
	5. Dividends for a fifth class of open-end company shares					        $0.569

Item 74

U)      1. Number of shares outstanding   									88,607
        2. Number of shares outstanding for a second class of shares of open-end company shares                 152,177
        3. Number of shares outstanding for a third class of shares of open-end company shares                  168,444
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                 96,201
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			68,851

V)      1. Net asset value per share (to the nearest cent)                                                  	20.47
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	20.47
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	20.47
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	52.48
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		21.30

Series 5 SEC Identifier S000002842 Growth Index
Class 1 SEC Identifier C000007783
Class 2 SEc Identifier C000007784
Class 3 SEc Identifier C000007785
Class 4 SEC Identifier C000007786
Class 5 SEC Identifier C000035205

Item 72DD

1. Total Income dividends for which record date passed during the period                                         $35,179
2. Dividends for a second class of open-end company shares                                                       $58,907
3. Dividends for a third class of open-end company shares                                                        $56,292
4. Dividends for a fourth class of open-end company shares                                                       $71,129
5. Dividends for a fifth class of open-end company shares							 $26,483

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                  $0.344
        2. Dividends from a second class of open-end company shares                                              $0.394
        3. Dividends from a third class of open-end company shares                                               $0.401
        4. Dividends for a fourth class of open-end company shares                                               $0.766
	5. Dividends for a fifth class of open-end company shares						 $0.364

Item 74

U)      1. Number of shares outstanding										 91,117
        2. Number of shares outstanding for a second class of shares of open-end company shares                 151,600
        3. Number of shares outstanding for a third class of shares of open-end company shares                  148,663
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                  97,891
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			 81,584

V)      1. Net asset value per share (to the nearest cent)                                                  	31.79
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	31.79
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	31.79
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	61.76
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		29.44

Series 6 SEC Identifier S000002845 Small Cap Index
Class 1 SEc Identifier C000007795
Class 2 SEc Identifier C000007796
Class 3 SEc Identifier C000007797
Class 4 SEc Identifier C000007798
Class 5 SEC Identifier C000035208
Class 6 SEC Identifier C000096112

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $46,565
2. Dividends for a second class of open-end company shares                                                        $74,629
3. Dividends for a third class of open-end company shares                                                         $66,542
4. Dividends for a fourth class of open-end company shares                                                        $50,321
5. Dividends for a fifth class of open-end company shares							  $42,148
6. Dividends for a sixth class of open-end company shares                                                         $27,129

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $.397
        2. Dividends from a second class of open-end company shares                                               $.456
        3. Dividends from a third class of open-end company shares                                                $.462
        4. Dividends for a fourth class of open-end company shares                                                $.946
        5. Dividends for a fifth class of open-end company shares                                                 $.413
	6. Dividends for a sixth class of open-end company shares						  $1.360

Item 74

U)      1. Number of shares outstanding                                                                           117,592
        2. Number of shares outstanding for a second class of shares of open-end company shares                   165,471
        3. Number of shares outstanding for a third class of shares of open-end company shares                    146,581
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   52,845
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                    102,219
	6. Number of shares outstanding for a sixth class of shares of open-end company shares 			  19,088

V)      1. Net asset value per share (to the nearest cent)                                                        33.38
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              33.39
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               33.39
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)              69.70
        5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)               30.08
	6. Net asset value per share of a sixth class open-end company shares (to the nearest cent) 		  96.37


Series 7 SEC Identifier S000002844 Mid Cap Index
Class 1 SEC Identifier C000007791
Class 2 SEC Identifier C000007792
Class 3 SEC Identifier C000007793
Class 4 SEc Identifier C000007794
Class 5 SEC Identifier C000035207
Class 6 SEC Identifier C000096111


Item 72DD

1. Total Income dividends for which record date passed during the period                                            $49,002
2. Dividends for a second class of open-end company shares                                                          $80,364
3. Dividends for a third class of open-end company shares                                                           $76,730
4. Dividends for a fourth class of open-end company shares                                                          $43,959
5. Dividends for a fifth class of open-end company shares                                                           $48,089
6. Dividends for a sixth class of open-end company shares                                                           $48,066


Item 7389

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.232
        2. Dividends from a second class of open-end company shares                                                 $1.209
        3. Dividends from a third class of open-end company shares                                                  $.272
        4. Dividends for a fourth class of open-end company shares                                                  $.976
	5. Dividends for a fifth class of open-end company shares                                                   $.381
	6. Dividends for a sixth class of open-end company shares                                                   $1.358

Item 74

U)      1. Number of shares outstanding                                                                           212,125
        2. Number of shares outstanding for a second class of shares of open-end company shares                   67,175
        3. Number of shares outstanding for a third class of shares of open-end company shares                    284,963
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   45,021
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                    127,557
	6. Number of shares outstanding for a sixth class of shares of open-end company shares                    34,940

V)      1. Net asset value per share (to the nearest cent)                                                        19.65
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              89.15
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               19.69
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)              71.99
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)               28.13
	6. Net asset value per share of a sixth class open-end company shares (to the nearest cent)               97.12

Series 8 SEC Identifier S000002847 Small Cap Value Index
Class 1 SEC Identifier C000007802
Class 2 SEc Identifier C000007803
Class 3 SEc Identifier C000007804
Class 4 SEC Identifier C000105305

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $40,033
2. Dividends for a second class of open-end company shares                                                        $16,042
3. Dividends for a third class of open-end company shares                                                         $38,485
4. Dividends for a fourth class of open-end company shares
                     $39,305

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $.305
        2. Dividends from a second class of open-end company shares                                               $.335
        3. Dividends from a third class of open-end company shares                                                $1.380
	4. Dividends from a fourth class of open-end company shares
		     $.556

Item 74

U)      1. Number of shares outstanding                                                                           131,662
        2. Number of shares outstanding for a second class of shares of open-end company shares                   47,893
        3. Number of shares outstanding for a third class of shares of open-end company shares                    27,979
	4. Number of shares outstanding for a fourth class of shares of open-end company
shares			  72,000

V)      1. Net asset value per share (to the nearest cent)                                                        15.04
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              15.07
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               62.73
	4. Net asset value per share of a fourth class open-end company shares (to the
nearest cent)		    26.96


Series 9 SEC Identifier S000002846 Small Cap Growth Index
Class 1 SEC Identifier C000007799
Class 2 SEc Identifier C000007800
Class 3 SEC Identifier C000007801
Class 4 SEC Identifier C000105304

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $10,518
2. Dividends for a second class of open-end company shares                                                          $9,278
3. Dividends for a third class of open-end company shares                                                           $10,192
4. Dividends for a fourth class of ope-end company shares
		       $7,469

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.085
        2. Dividends from a second class of open-end company shares                                                 $.123
        3. Dividends from a third class of open-end company shares                                                  $.419
	4. Dividends from a fourth class of open-end company shares
		       $.113

Item 74

U)      1. Number of shares outstanding                                                                           121,595
        2. Number of shares outstanding for a second class of shares of open-end company shares                   75,345
        3. Number of shares outstanding for a third class of shares of open-end company shares                    24,293
	4. Number of shares outstanding for a fourth class of shares of open-end company
shares			  66,242

V)      1. Net asset value per share (to the nearest cent)                                                        21.49
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              21.53
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               76.45
	4. Net asset value per share of a fourth class open-end company shares (to the
nearest cent)		    26.88

Series 10 SEC Identifier S000002843 Large-Cap Index
Class 1 SEC Identifier C000007787
Class 2 SEC Identifier C000007788
Class 3 SEC Identifier C000007789
Class 4 SEC Identifier C000007790
Class 5 SEC Identifier C000035206

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $5,422
2. Dividends for a second class of open-end company shares                                                        $15,044
3. Dividends for a third class of open-end company shares                                                         $8,416
4. Dividends for a fourth class of open-end company shares                                                        $58,151
5. Dividends for a fifth class of open-end company shares                                                         $9,503
Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $0.416
        2. Dividends from a second class of open-end company shares                                               $0.563
        3. Dividends from a third class of open-end company shares                                                $2.337
        4. Dividends from a fourth class of open-end company shares                                               $1.112
        5. Dividends from a fifth class of open-end company shares                                                $0.490

Item 74

U)      1. Number of shares outstanding                                                                             12,640
        2. Number of shares outstanding for a second class of shares of open-end company shares                     27,491
        3. Number of shares outstanding for a third class of shares of open-end company shares                      4,233
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     52,686
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                      20,594

V)      1. Net asset value per share (to the nearest cent)                                                           23.16
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 28.96
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	    119.18
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	     57.34
     	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)      	     25.26


Series 11 SEC Identifier S000012756 Mid-Cap Growth Index
Class 1 SEC Identifier C000034427
Class 2 SEC Identifier C000105306
Class 3 SEC Identifier C000034428

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $1,969
2. Dividends for a second class of open-end company shares                                                        $2,103
3. Dividends for a third class of open-end company shares                                                         $5,864

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $0.090
        2. Dividends from a second class of open-end company shares                                               $0.103
        3. Dividends from a third class of open-end company shares                                                $0.319


Item 74

U)      1. Number of shares outstanding                                                                             21,455
        2. Number of shares outstanding for a second class of shares of open-end company shares                     20,452
        3. Number of shares outstanding for a third class of shares of open-end company shares                      18,378


V)      1. Net asset value per share (to the nearest cent)                                                           23.43
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 25.66
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	     59.61



Series 12 SEC Identifier S000012757 Mid Cap Value Index
Class 1 SEC Identifier C000034429
Class 2 SEC Identifier C000105306
Class 3 SEC Identifier C000034430


Item 72DD

1. Total Income dividends for which record date passed during the period                                            $9,082
2. Dividends for a second class of open-end company shares                                                          $5,368
3. Dividends for a third class of open-end company shares                                                           $17,269


Item 7389

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.418
        2. Dividends from a second class of open-end company shares                                                 $.552
        3. Dividends from a third class of open-end company shares                                                  $1.137

Item 74

U)      1. Number of shares outstanding                                                                           22,382
        2. Number of shares outstanding for a second class of shares of open-end company shares                   10,004
        3. Number of shares outstanding for a third class of shares of open-end company shares                    15,186


V)      1. Net asset value per share (to the nearest cent)                                                        20.34
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              26.77
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               51.67



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